Report of
Independent
Registered Public
 Accounting Firm

To the Shareholders
and Board of Directors
of
Cash Trust Series II:

In planning and
 performing our
audits of the financial
statements of Treasury Cash Series
II (the "Fund")
(the sole portfolio
of Cash Trust Series II)
as of and for the year ended
May 31, 2009, in
accordance with the
standards of the Public
 Company Accounting
Oversight Board
(United States),
we considered the
Fund's internal control over
financial
reporting, including
controls over
safeguarding securities,
 as a basis for designing our
auditing procedures for
 the purpose of expressing
our opinion on the financial statements
and to comply with the
requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on
the effectiveness of the
Fund's internal control over financial
reporting.  Accordingly,
 we express no such opinion.

The management of the
Fund is responsible for
 establishing and maintaining
effective
internal control over
 financial reporting.
In fulfilling this
responsibility, estimates and
judgments by management
are required to assess the
 expected benefits and
related costs
of controls. A company's
internal control over
 financial reporting is
a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
 A company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of records
 that,
in reasonable detail,
accurately and fairly
reflect the transactions
 and dispositions of the
assets of the company;
(2) provide reasonable
assurance that transactions
 are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally
accepted accounting
principles, and that
receipts and expenditures
 of the company are
being made only in
accordance with
authorizations of
management and directors of the
company; and (3)
provide reasonable
assurance regarding
 prevention or timely
detection
of unauthorized
acquisition, use
or disposition of
a company's assets
 that could have a
material effect
on the financial
 statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
 misstatements.
Also, projections
of any evaluation
of effectiveness to
future periods are
subject to the risk
that controls may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or
operation of a control
does not allow management
or employees, in the normal
course of
performing their assigned
 functions, to prevent or
detect misstatements on a
timely basis.
A material weakness is a
deficiency, or a combination
of deficiencies, in internal
 control
over financial reporting,
such that there is a
reasonable possibility
that a material
misstatement of the Fund's
 annual or interim financial
 statements will not be prevented
or detected on a timely
 basis.



Our consideration of the
Fund's internal control
over financial reporting
 was for the
limited purpose described
in the first paragraph and
would not necessarily
disclose all
deficiencies in internal
control that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund's internal control
over financial reporting
and its operation,
including controls
over safeguarding
securities that we
consider to be a
material weakness as
defined above as of
May 31, 2009.

This report is
intended solely
for the information
and use of management
and the Board
of Directors of
the Fund and the
Securities and
Exchange Commission
and is not
intended to be,
and should not be,
used by anyone other
than these specified parties.



	Ernst & Young LLP

Boston, Massachusetts
July 20, 2009